DEBT	6 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
DEBT	DEBT
Debt at June 30, 2020 and December 31, 2019 is summarized as follows:

(in thousands of $)	2020	2019
$155.3 million term loan	148,878	155,355
$93.75 million term loan	87,176	90,463
$131.79 million term loan	119,954	125,872
$420.0 million term loan	324,841	320,159
$425.0 million term loan	310,177	322,502
$120.0 million term loan	103,729	107,797
U.S. dollar denominated floating rate debt	1,094,755	1,122,148
Deferred charges	(7,020)	(8,278)
Total debt	1,087,735	1,113,870
Less: current portion	(379,312)	(87,787)
Total	708,423	1,026,083

Movements during the six months ended June 30, 2020 are summarized as follows:

(in thousands of $)	Floating rate debt	Fixed rate debt	Deferred charges	Total
Balance at December 31, 2019	1,122,148	—	(8,278)	1,113,870
Loan draw downs	18,000	—	—	18,000
Loan repayments	(45,393)	—	—	(45,393)
Amortization of capitalized fees and expenses	—	—	1,258	1,258
Balance at June 30, 2020	1,094,755	—	(7,020)	1,087,735

In the six months ended June 30, 2020, we made total repayments of $45.4 million in ordinary installments and drew down the remaining available financing of $18.0 million under the scrubber tranches of our $420.0 million loan facility. As of June 30, 2020, there was no available undrawn amount under our $420.0 million facility.

As of June 30, 2020, we recorded net deferred charges of $7.0 million as a direct deduction from the carrying amount of the related debt.

The total outstanding debt at June 30, 2020 is repayable as follows:

(in thousands of $)
2020 (remaining six months)	46,894
2021	366,987
2022	70,636
2023	288,750
2024	254,369
Thereafter	67,119
Total	1,094,755
Deferred charges	(7,020)
Balance at June 30, 2020	1,087,735

Current portion of long-term debt

As of June 30, 2020, our current portion of long-term debt was $379.3 million. This amount included $310.2 million related to our $425.0 million facility which matures on March 31, 2021 and has $69.1 million in ordinary debt repayments. As a result, our current portion of long-term debt of $379.3 million, total current assets less total current liabilities were negative by $311.9 million as of June 30, 2020. U.S. GAAP requires management to evaluate whether there are conditions or events that indicate substantial doubt about our ability to meet our financial obligations as they become due within one year after the date these financial statements are issued. Maturity of the current portion of long-term debt and repayments due during the first quarter of 2021 are conditions that could raise such doubt. Management's evaluation does initially not take into consideration the potential mitigating effect of our plans that have not been fully implemented as of the date the financial statements are issued. Although we do not currently have the liquidity to fund all current portions of long-term debt and repayments due during the first quarter of 2021, this debt is secured by certain of our vessels and we expect to access the bank lending market to refinance the loans maturing in 2021 with our current or new banks. At the date of this report, we are in the process of refinancing our $425.0 million loan facility and plan to refinance it prior to its maturity in March 2021.

We believe it is probable that we will be able to implement our refinancing plan, based on the existing level of collateral of the assets and we have a long proven history of refinancing our debt, most recently illustrated by the refinancing of the non-recourse debt with our $93.75 million, $131.79 million and $284 million facilities and increased principal under our $420 million facility compared to the original balloon to cover additional investments in exhaust gas scrubbers for some of the vessels in the facility.

Assets pledged

As of June 30, 2020, 67 vessels (December 31, 2019: 67 vessels) with an aggregate carrying value of $2,323.7 million (December 31, 2019: $2,339.9 million) were pledged as security for our floating rate debt.